SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

DIAMETRICS MEDICAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DIAMETRICS MEDICAL, INC.

3050 Centre Pointe Drive, Suite 150
St. Paul, Minnesota 55113

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

February       , 2005

TO THE SHAREHOLDERS OF DIAMETRICS MEDICAL, INC.:

      Notice is hereby given that a Special Meeting of Shareholders of Diametrics Medical, Inc. (the “Company”) will be held at 3:00 p.m. on February      , 2005, at the offices of Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota, for the following purpose:

(1) To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to (i) increase the number of shares of all classes of stock from 205,000,000 to 1,005,000,000, and (ii) to increase the number of authorized shares of Common Stock, par value $.01 per share, from 200,000,000 to 1,000,000,000.

      The Board of Directors has fixed the close of business on January 10, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

By Order of the Board of Directors,

Kenneth L. Cutler
Secretary

Dated: January      , 2005

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE

MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR
PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

PROPOSAL ONE: AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SOLICITATION OF PROXIES
PROPOSALS FOR THE NEXT ANNUAL MEETING

DIAMETRICS MEDICAL, INC.

3050 Centre Pointe Drive, Suite 150
St. Paul, Minnesota 55113

PROXY STATEMENT

FOR
SPECIAL MEETING OF SHAREHOLDERS
February       , 2005

       This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Diametrics Medical, Inc. (the “Company”) for use at a Special Meeting of Shareholders to be held on February      , 2005, at the offices of Dorsey & Whitney LLP located at 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota at 3:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders. This Proxy Statement and the form of proxy enclosed are being mailed to shareholders commencing on or about January      , 2005.

      All holders of the Common Stock, $.01 par value per share (the “Common Stock”), whose names appear of record on the Company’s books at the close of business on January 10, 2005 will be entitled to vote at the Special Meeting or any adjournment thereof. At the close of business on January 10, 2005, a total of [          ] shares of Common Stock were outstanding, each share being entitled to one vote. The holders of a majority of the Common Stock entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. If such quorum shall not be present or represented at the Special Meeting, the shareholders present or represented at the Special Meeting may adjourn the Special Meeting from time to time without notice other than announcement at the Special Meeting until a quorum shall be present or represented. Officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone or in person. Expenses in connection with the solicitation of proxies will be paid by the Company.

      If the enclosed proxy is properly executed and returned, and if a shareholder specifies a choice on the proxy, the shares of Common Stock represented by the proxy will be voted in the manner directed by the shareholder. If the proxy is signed and returned but no direction is made, the proxy will be voted FOR the amendment of the Company’s Amended and Restated Articles of Incorporation. Shares voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies’ authority or a duly executed proxy bearing a later date. Any proxy also may be revoked by the shareholder attending the Special Meeting and voting in person. A notice of revocation need not be on any specific form.

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Special Meeting other than the matters described in the Notice of Special Meeting of Shareholders mailed together with this Proxy Statement.

PROPOSAL ONE:

AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION

      The Company’s Amended and Restated Articles of Incorporation currently authorize the issuance of 205,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”). The Board of Directors has adopted a resolution proposing that the Amended and Restated Articles of Incorporation be further amended to increase the authorized number of shares of capital stock to 1,005,000,000, with an increase in the number of authorized shares of Common Stock to 1,000,000,000, subject to shareholder approval. The number of shares of Preferred Stock currently authorized by the Company’s Amended and Restated Articles of Incorporation would remain at 5,000,000.

      As of December 15, 2004, the Company had: 35,121,739 shares of Common Stock outstanding; 4,032,511 shares of Common Stock reserved for future issuance under the Company’s stock-based plans; 21,811,426 shares reserved for issuance under outstanding warrants; 6,666,667 shares reserved for issuance upon conversion of Series F Convertible Preferred Stock; 50,000,000 shares reserved for issuance upon conversion of Series G Convertible Preferred Stock; 2,013,431 shares reserved for issuance under the Company’s convertible senior secured fixed rate notes due August 4, 2005 (the “2005 Notes”); and 80,000,000 shares reserved for issuance under the Company’s fixed price convertible notes due December 15, 2007 (the “2007 Notes”). Based on the foregoing number of outstanding and reserved shares of Common Stock, the Company currently has 354,226 authorized but unissued and unreserved common shares remaining available.

      If approved by the Company’s shareholders, the first paragraph of Article 3 of the Amended and Restated Articles of Incorporation of the Company would be further amended to read as follows:

“The total number of shares of capital stock which the corporation is authorized to issue shall be 1,005,000,000 shares, consisting of 1,000,000,000 shares of common stock, par value $.01 per share (“Common Stock”), and 5,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”).”

      At a Special Meeting of Shareholders on September 7, 2004, the shareholders of the Company approved an increase in the number of authorized shares of all classes of capital stock from 105,000,000 to 205,000,000, with an increase in the number of shares of Common Stock from 100,000,000 to 200,000,000. The Board of Directors proposed the increase in authorized shares at the Special Meeting in order to have sufficient shares available to reserve for issuance upon conversion of the Company’s Series G Convertible Preferred Stock (the “Series G Shares”) at a conversion floor price of $0.03 per share in accordance with the terms of the Series G Shares, as well as to restore flexibility to the Company to issue Common Stock for additional financings or business transactions. The Company completed a $1.5 million financing on May  28, 2004 through the sale of 15,000 shares of Series G Shares. At the Company’s Annual Meeting on April 29, 2004, the shareholders of the Company approved an increase in the number of authorized shares of all classes of capital stock from 65,000,000 to 105,000,000, with an increase in the number of authorized shares of Common Stock from 60,000,000 to 100,000,000. The Board of Directors proposed the increase in authorized shares at the Annual Meeting to provide the Company with greater flexibility to issue Common Stock for a variety of corporate purposes, including raising equity capital through one or more private placements and/or public offerings. The Company expected to raise additional capital during 2004 in order to sustain and fund its operations.

      On December 14, 2004, the Company entered into a Subscription Agreement with certain institutional investors (the “Subscribers”) for a new round of financing for the Company of up to $3,000,000. The new investment is in the form of fixed price convertible notes due December 15, 2007, with principal and interest payable in cash or registered shares over a 32-month period beginning 120 days after closing. Interest on the notes is at prime plus 4% with a floor of 8%. The conversion price of the notes is fixed at $0.02 per share, subject to adjustment depending upon the market price of the Company’s Common Stock. The last sale price of the Company’s Common Stock on December 15, 2004 was

$0.044 per share. On December 15, 2004, the Company received the first tranche of $1,800,000 in gross proceeds. The second tranche is contingent upon, and expected to occur following, receipt of approval by the Company’s shareholders of an increase in the Company’s authorized shares of common stock. Proceeds from this financing are being used primarily to fund the research and development of a new product focused on managing and monitoring glucose in critically ill patients in the hospital setting. Pursuant to the Subscription Agreement, the Company reserved 80,000,000 shares of its remaining authorized but unissued and unreserved shares for issuance upon conversion of the 2007 Notes sold in the first tranche, and agreed to reserve up to an additional 145,000,000 shares for issuance upon conversion of principal and interest due under the 2007 Notes (including 2007 Notes to be sold in the second tranche) following shareholder authorization of additional shares. The Company will reserve up to 145,000,000 shares of Common Stock from the additional shares sought by this proposal for issuance upon conversion of the 2007 Notes (including 2007 Notes to be sold in the second tranche if the second tranche is funded).

      The Subscribers also received warrants to purchase up to 45,000,000 shares of the Company’s common stock at an exercise price of $0.025 per share in the first tranche, and will receive additional warrants to purchase up to 30,000,000 shares if the second tranche is funded. The warrants expire on December 15, 2009, and will be exercisable at any time after receipt of shareholder authorization of additional shares. The Company will reserve up to 75,000,000 shares of Common Stock from the additional shares sought by this proposal for issuance upon exercise of the warrants (including warrants to be issued in the second tranche if the second tranche is funded).

      The holders of the Company’s 2005 Notes consented to the new financing and the subordination of their secured position to a second lien on all of the assets of the Company and its subsidiaries in consideration for an amendment of the conversion price of the 2005 Notes to $0.02 per share and an amendment of the exercise price of their outstanding warrants to purchase up to 4,255,837 shares of the Company’s common stock to $0.025 per share. As a result of the amendment of the 2005 Notes, the Company will need an additional 362,986,569 shares of Common Stock available to reserve for issuance upon full conversion of the 2005 Notes, which will be reserved from the additional shares sought by this proposal. The Company currently has reserved 2,013,431 shares of Common Stock for the benefit of the holders of the 2005 Notes, who have agreed that the Company will not have reserved additional shares for their benefit until receipt of shareholder authorization of such additional shares.

      Other warrants outstanding to purchase up to 17,555,589 shares of the Company’s common stock were also amended to reduce the exercise price thereof to $0.025 per share, of which certain warrants outstanding to purchase up to 12,000,000 shares of the Company’s common stock were further amended to reduce the exercise price thereof to $0.01 per share, as a condition to closing the first tranche. The amendment of the exercise price does not affect the number of shares currently reserved. Warrants to purchase up to 12,000,000 shares of the Company’s common stock were also issued in replacement of certain previously issued warrants that were assigned by the holders thereof to the Subscribers as a condition to closing the first tranche. The Company will reserve 12,000,000 shares of Common Stock from the additional shares sought by this proposal for issuance upon exercise of these replacement warrants.

      Pursuant to the Subscription Agreement, the Company is required to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the 80,000,000 authorized but unissued shares of common stock currently reserved for issuance under the 2007 Notes sold in the first tranche. The closing of the second tranche is contingent upon receipt of shareholder authorization of additional shares and an effective registration statement, and failure to obtain shareholder authorization of additional shares or an effective registration statement within the time periods specified in the Subscription Agreement will be deemed an event of default under the 2007 Notes. The Company will file a subsequent registration statement with the SEC to register for resale the additional 594,986,569 shares of Common Stock that will be reserved as described above following shareholder authorization of the additional shares.

      In addition to meeting the Company’s contractual obligation to the holders of the 2007 Notes, the 2005 Notes and the warrants from the 800,000,000 additional shares of Common Stock sought by this proposal, the Company will have approximately 200,000,000 authorized but unissued and unreserved common shares available for a variety of corporate purposes, including future additional financings in one or more private placements and/or public offerings, if the proposed amendment is approved. As of the date of this proxy statement, the Company has not agreed to any further issuances of shares, but continues to pursue longer-term financing which may include the issuance of equity securities. If the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on book value per share, voting power and ownership of current shareholders. The Company reserves the right to seek a further increase in authorized shares from time to time or seek a recapitalization of the Company in the future as considered appropriate by the Board of Directors.

      The authorization of additional shares could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company’s shareholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      No change to the Company’s Preferred Stock authorization is requested by this amendment.

      If the proposed amendment is adopted, it will become effective upon filing of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation with the Minnesota Secretary of State.

      The affirmative vote of a majority of the shares of Common Stock represented at the meeting is required for the approval of the amendment to the Amended and Restated Articles of Incorporation. The Company expects that executive officers and directors holding in the aggregate approximately 1% of the Company’s outstanding Common Stock as of the record date will vote for approval of the amendment. The Company also expects that Subscribers holding in the aggregate 7,884,734 shares of Common Stock (or 22.5%) as of the record date will vote for the approval of the amendment.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of December 15, 2004 by: (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers and (iv) all directors and executive officers of the Company as a group:

	Number of Shares
Name of Beneficial Owner	Beneficially Owned(1)	Percent of Class

Monarch Pointe, Ltd.(2)	34,066,021	49.2%
c/o Bank of Ireland Securities Services, Ltd. New Century House International Financial Services Center Mayor Street Lower Dublin, Republic of Ireland
Mercator Momentum Fund L.P.(3)	25,497,290	42.3%
555 South Flower Street, Suite 4500 Los Angeles, CA 90071
Mercator Momentum Fund III L.P.(4)	25,455,499	42.3%
555 South Flower Street, Suite 4500 Los Angeles, CA 90071
Longview Fund LP(5)	25,085,206	46.6%
600 Montgomery Street, 44th Floor San Francisco, CA 94111
BCC Acquisition II LLC(6)	19,262,079	35.4%
c/o Bay City Capital LLC 750 Battery Street, Suite 600 San Francisco, CA 94111
Camden International(7)	13,333,511	27.5%
Charlotte House, Charlotte Street Nassau, Bahamas
Longview Equity Fund, LP(8)	10,666,489	23.3%
600 Montgomery Street, 44th Floor San Francisco, CA 94111
Longview International Equity Fund, LP(9)	5,333,244	13.2%
600 Montgomery Street, 44th Floor San Francisco, CA 94111
Mercator Advisory Group LLC(10)	2,781,686	7.3%
555 South Flower Street, Suite 4500 Los Angeles, CA 90071
Mark B. Knudson, Ph.D.(11)	463,620	1.6%
David B. Kaysen(12)	100,000	*
W. Glen Winchell(13)	50,000	*
Carl S. Goldfischer, M.D.(14)	26,000	*
William Moffitt(15)	25,000	*
All directors and executive officers as a group (5 persons)(16)	664,620	1.9%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options, warrants or other securities currently exercisable or convertible, or exercisable or convertible within 60 days of December 15, 2004 are deemed outstanding for computing the percentage of the person holding such convertible securities but are not deemed outstanding for computing the percentage of any other person. Shares of Common Stock issuable upon conversion of Preferred Stock are calculated assuming: (i) a market price equal to the closing price of the Company’s Common Stock on December 15, 2004, or $0.044 per share; (ii) a floor price for Series F Shares equal to $0.15 per share; and (iii) a floor price for Series G Shares equal to $0.03 per share. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes up to 11,113,333 shares of Common Stock issuable upon conversion of Series G Shares, 22,666,667 shares of Common Stock issuable upon the conversion of 2007 Notes and 286,021 shares of Common Stock to be issued upon exercise of Common Stock warrants. The selling shareholder has contractually agreed not to convert Series G Shares or 2007 Notes, as applicable, or to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(3)	Includes up to 2,333,333 shares of Common Stock issuable upon conversion of Series F Shares, 11,110,000 shares of Common Stock issuable upon conversion of Series G Shares, 10,222,222 shares of Common Stock issuable upon the conversion of 2007 Notes and 1,520,711 shares of Common Stock to be issued upon exercise of Common Stock warrants. Mercator Advisory Group LLC is the general partner of Mercator Momentum Fund, L.P. David Firestone, as managing member of Mercator Advisory Group LLC, and as a member of Mercator Group LLC, has voting and investment control over the shares held by Mercator Momentum Fund, L.P. The selling shareholder has contractually agreed not to convert Series F Shares, Series G Shares or 2007 Notes, as applicable, or to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(4)	Includes up to 4,333,334 shares of Common Stock issuable upon conversion of Series F Shares, 11,110,000 shares of Common Stock issuable upon conversion of Series G Shares, 7,111,111 shares of Common Stock issuable upon the conversion of 2007 Notes and 2,573,366 shares of Common Stock to be issued upon exercise of Common Stock warrants. Mercator Advisory Group LLC is the general partner of Mercator Momentum Fund III, L.P. David Firestone, as managing member of Mercator Advisory Group LLC, and as a member of Mercator Group LLC, has voting and investment control over the shares held by Mercator Momentum Fund III, L.P. The selling shareholder has contractually agreed not to convert Series F Shares, Series G Shares or 2007 Notes, as applicable, or to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(5)	Includes up to 15,555,556 shares of Common Stock issuable upon conversion of 2007 Notes and 3,111,200 shares of Common Stock to be issued upon exercise of Common Stock warrants. The selling shareholder has contractually agreed not to convert 2007 Notes or to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(6)	Includes 686,580 shares of Common Stock issuable upon the exercise of outstanding warrants, 1,908,832 shares of Common Stock issuable upon the conversion of 2005 Notes and up to 16,666,667 shares of Common Stock issuable upon conversion of Series G Shares. BCC Acquisition II LLC may exercise its rights only to the extent its beneficial ownership percentage does not equal or exceed 20%.

(7)	Includes up to 11,111,111 shares of Common Stock issuable upon conversion of 2007 Notes and 2,222,400 shares of Common Stock to be issued upon exercise of Common Stock warrants. The selling shareholder has contractually agreed not to convert 2007 Notes or to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(8)	Includes up to 8,888,889 shares of Common Stock issuable upon conversion of 2007 Notes and 1,777,600 shares of Common Stock to be issued upon exercise of Common Stock warrants. The selling shareholder has contractually agreed not to convert 2007 Notes or to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(9)	Includes up to 4,444,444 shares of Common Stock issuable upon conversion of 2007 Notes and 888,800 shares of Common Stock to be issued upon exercise of Common Stock warrants. The selling shareholder has contractually agreed not to convert 2007 Notes or to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(10)	Includes up to 2,781,686 shares of Common Stock to be issued upon exercise of Common Stock warrants. Mercator Advisory Group LLC is the general partner of Mercator Momentum Fund III, L.P., Mercator Momentum Fund, L.P. and Mercator Focus Fund, L.P. David Firestone, as managing member of Mercator Advisory Group LLC, and as a member of Mercator Group LLC, has voting and investment control over the shares held by Mercator Momentum Fund III, L.P., Mercator Momentum Fund, L.P., Mercator Focus Fund, L.P. and Mercator Advisory Group LLC. The selling shareholder has contractually agreed not to exercise warrants to the extent such holder’s beneficial ownership of Common Stock will exceed 9.99% of the Common Stock then outstanding.

(11)	Includes 132,500 shares of Common Stock issuable upon the exercise of outstanding options. Includes 156,250 shares of Common Stock beneficially owned by Medical Innovation Fund II (“MIF II”). Dr. Knudson is a general partner of Medical Innovation Partners II, the general partner of MIF II. Dr. Knudson disclaims beneficial ownership of these securities except to the extent of his proportionate pecuniary interest in the partnerships. Excludes 459,254 shares of Common Stock held by Medical Innovation Fund (“MIF”). Medical Innovation Partners (“MIP”) is the general partner of MIF. Dr. Knudson is a partner of MIP. Dr. Knudson disclaims beneficial ownership of such shares except to the extent of his proportionate pecuniary interests in such partnerships.

(12)	Includes 100,000 shares of Common Stock issuable upon exercise of outstanding options.

(13)	Includes 50,000 shares of Common Stock issuable upon exercise of outstanding options.

(14)	Includes 26,000 shares of Common Stock issuable upon exercise of outstanding options.

(15)	Includes 25,000 shares of Common Stock issuable upon exercise of outstanding options.

(16)	See Notes (11) — (15) above.

SOLICITATION OF PROXIES

      The Company is paying the costs of solicitation, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the Company’s shareholders.

PROPOSALS FOR THE NEXT ANNUAL MEETING

      Pursuant to federal securities laws, any proposal by a shareholder to be presented at the 2005 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy must be received at the Company’s executive offices, 3050 Centre Pointe Drive, Suite 150, St. Paul, Minnesota 55113, no later than the close of business on November 28, 2004. Proposals should be sent to the attention of the Secretary. Pursuant to the Company’s Bylaws, in order for business to be properly brought before the next annual meeting by a shareholder, the shareholder must give written notice of such shareholder’s intent to bring a matter before the annual meeting no later than January 29, 2005. Each such notice should be sent to the attention of the Secretary, and must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company’s Bylaws. The Company intends to exercise its discretionary authority with respect to any matter not properly presented by such date in accordance with the proxy rules adopted under the Securities Exchange Act of 1934.

By Order of the Board of Directors

Kenneth L. Cutler
Secretary

January      , 2005

▼Please detach along perforated line and mail in the envelope provided.▼

DIAMETRICS MEDICAL, INC.

3050 Centre Pointe Drive
St. Paul, Minnesota 55113

Special Meeting of Shareholders
February  , 2005

      The undersigned appoints David B. Kaysen and W. Glen Winchell, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Diametrics Medical, Inc. (the “Company”) held by the undersigned on January 10, 2005, at the Special Meeting of Shareholders of the Company to be held on                   , February  , 2005 at 3:00 p.m. CST, at the offices of Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota, and at all adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     Receipt of Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date and return the proxy in the addressed envelope with no postage required. Please mail promptly to save further solicitation expenses.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

DIAMETRICS MEDICAL, INC.

February  , 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

▼Please detach along perforated line and mail in the envelope provided.▼

A☒	Please mark your vote in blue or black ink as shown here

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” THE ITEMS LISTED HEREIN. ON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTEREST OF THE COMPANY.

To change the address on your account please check the box at right and indicate your new address in the address space at left. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

SIGNATURE(S)	DATE

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.